[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                    SUPPLEMENT DATED JUNE 19, 2003
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND ON PAGE 6 OF THE STATEMENT OF ADDITIONAL INFORMATION.

FOREIGN SECURITIES

     The World Growth Fund may invest its assets without prescribed limit in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The Growth and Income, Diversified Assets, and Aggressive Growth Funds may invest up to 20% of their net assets in foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
Investing in foreign securities poses unique risks: currency-exchange-rate fluctuations; foreign-market illiquidity; increased-price volatility; exchange-control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

FORWARD CURRENCY CONTRACTS

     Each Fund (except the Income Fund) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward currency contract is an agreement to purchase or sell a specific currency at a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Adviser the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser or the applicable Subadviser.

     Although a Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and may incur currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell that currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.